Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K


                                 Current Report
                       Pursuant To Section 13 or 15(d) Of
                       The Securities Exchange Act of 1934

                         Date of Report:  March 26, 2006

                       RICK'S CABARET INTERNATIONAL, INC.
             (Exact Name of Registrant As Specified in Its Charter)

           Texas                   000-26958             76-0037324
(State Or Other Jurisdiction      (Commission           (IRS Employer
      of Incorporation)           File Number)       Identification No.)

                                10959 Cutten Road
                              Houston, Texas 77066
          (Address Of Principal Executive Offices, Including Zip Code)

                                 (281) 397-6730
            (Registrant's  Telephone  Number,  Including  Area  Code)

ITEM 7.01     REGULATION FD DISCLOSURE


     Pursuant to Regulation FD, a copy of the Registrant's press release regarding its response to certain press reports is attached hereto as Exhibit 99.1.


ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit Number          Description
--------------          -----------
99.1                    Press Release dated March 26, 2006



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                       RICK'S CABARET INTERNATIONAL, INC.



                                            By:  /s/ Eric Langan
                                            --------------------
Date:  March 26, 2006                       Eric Langan
                                            Chairman, President, Chief Executive
                                            Officer and Chief Financial Officer